LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

Lincoln New York Account N For Variable Annuities
Lincoln ChoicePlusSM Product Suite, Lincoln ChoicePlusSM II Product Suite
Lincoln ChoicePlus AssuranceSM (A Share/A Class), Lincoln ChoicePlus AssuranceSM (B Share)
Lincoln ChoicePlus AssuranceSM (B Class), Lincoln ChoicePlus AssuranceSM (C Share)
Lincoln ChoicePlus AssuranceSM (L Share), Lincoln ChoicePlus AssuranceSM (Bonus)
Lincoln ChoicePlus AssuranceSM Series, Lincoln ChoicePlus AssuranceSM (Prime)
Lincoln ChoicePlusSM Design, Lincoln ChoicePlusSM Signature, InvestmentSolutionsSM
Lincoln ChoicePlusSM Advisory, Lincoln ChoicePlusSM Fusion, Lincoln Investor Advantage®
Lincoln Investor Advantage® Advisory, Lincoln Investor Advantage® Fee Based

Supplement dated November 16, 2023 to the
Updating Summary Prospectus for Current Contractowners dated May 1, 2023

This supplement to the prospectus for your individual variable annuity contract describes revisions to i4LIFE® Advantage, an optional variable payout option available under your Contract. These revisions apply to all i4LIFE® Advantage elections on and after November 20, 2023. All other provisions in your prospectus remain unchanged.

OVERVIEW

The following changes will apply to all elections of i4LIFE® Advantage beginning November 20, 2023:
•	The minimum Access Period selected must be no less than 10 years;
•	The available Assumed Investment Return (AIR) rates are limited to 3% and 4%; and
•	The annuity factor used to calculate the Regular Income Payment will no longer include gender as a component.

Please keep this supplement for future reference.